UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 4, 2016

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161 800 South Street Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2016, the members of Global GP LLC (“Global GP”), the general partner of the Partnership, approved expanding the size of Global GP’s Board of Directors (the “Global GP Board”) from six to seven members and elected Daphne H. Foster to fill the newly created Directorship effective as of May 6, 2016.  On May 6, 2016, the Global GP Board approved such expansion and Ms. Foster’s election to the Global GP Board.  Ms. Foster is the Chief Financial Officer of Global GP, the Partnership and its subsidiaries. She will receive no additional compensation for her services as a Director.  There were no other changes to the composition of Global GP Board and there were no changes to the composition of its audit, conflicts and compensation committees.  A copy of the press release announcing the election of Ms. Foster to the Global GP Board is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

See Item 10 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) for a brief biography of Ms. Foster.  See Item 11 of the 2015 Annual Report, under Compensation Discussion and Analysis, for a discussion of Ms. Foster’s employment agreement with Global GP and the Short-Term Incentive Plans, Annual Bonuses, LTIP awards (2013 Awards), pension and other benefits to which Ms. Foster is or may become entitled as a result of her employment with Global GP.  See Item 12 of the 2015 Annual Report for Ms. Foster’s beneficial ownership of the Partnership’s common units as of February 25, 2016.

Item 7.01.	Regulation FD Disclosure

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibit
99.1*	Global Partners LP Press Release dated May 9, 2016, announcing the election of Daphne H. Foster to the Board of Directors of the General Partner.

*  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
		By:	Global GP LLC,
its general partner

Dated:	May 9, 2016	By:	/s/	Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Global Partners LP Press Release dated May 9, 2016, announcing the election of Daphne H. Foster to the Board of Directors of the General Partner.

*      Furnished herewith.